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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 6, 2000
                                                           ------------

                          NEXTLINK Communications, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

Delaware                        333-34974                    54-1983517
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(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)

          1505 Farm Credit Drive, McLean, Virginia            22102
          ------------------------------------------------------------
          (Address of principal executive offices)          (Zip Code)

       Registrant's Telephone Number, including area code: (703) 547-2000
                                                           --------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5. Other Events.

On July 6, 2000, NEXTLINK Communications, Inc. ("NEXTLINK"), a Delaware corporation, closed the $400 million investment by Forstmann Little in NEXTLINK previously announced on May 23, 2000. In the transaction, Forstmann Little made the $400 million equity investment in the form of preferred stock that is convertible into NEXTLINK common stock, bringing Forstmann Little's total investment in NEXTLINK to $1.25 billion.

A copy of the press release issued by NEXTLINK on July 10, 2000 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

     The following exhibit is filed as part of this report:

     99.1    Press Release, dated July 10, 2000.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NEXTLINK COMMUNICATIONS, INC.

                                        By: /s/ Gary D. Begeman
                                            ------------------------------
                                            Gary D. Begeman
                                            Senior Vice President and General
                                            Counsel

Dated: July 13, 2000


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                                  Exhibit Index
                                  -------------

Exhibit No.         Description
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99.1                Press Release, dated July 10, 2000.